Commitments and contingencies	6 Months Ended
Jun. 30, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 14 – Commitments and contingencies

Legal

From time to time, the Company is party to certain legal proceedings, as well as certain asserted and un-asserted claims. Amounts accrued, as well as the total amount of reasonably possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the unaudited interim condensed consolidated financial statements.

Operating Lease Commitment

The Company leases office space under non-cancelable operating lease agreements, which end at various dates in 2027. The Company does not plan to cancel the existing lease agreements for its existing facilities prior to their respective expiration dates. When determining the lease term, the Company considers options to extend or terminate the lease when it is reasonably certain that it will exercise or not exercise that option. The Company’s leases over 1 year qualify as operating leases. As of June 30, 2025, the Company’s operating leases had a weighted average remaining lease term of 2.01 years and a weighted average discount rate of 3.66%. Future lease payments under operating leases as of June 30, 2025 were as follows:

June 30, 2025
(Unaudited)
2025	$137,594
2026	261,890
2027	102,232
Total undiscounted lease payments	501,716
Less imputed interest	16,423
Total lease liabilities	$485,293

For the six months ended June 30, 2025 and 2024, the Company had operating lease costs of $125,594 and nil. Cash paid for amounts included in the measurement of operating lease liabilities were $102,232 and $121,951 as of June 30, 2025 and December 31, 2024, respectively.